UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period:  12/31/10

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2010

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

February 28, 2011

Dear Fellow Shareholder:

We are pleased to present the first Annual Report of the Investment Partners Opportunities Fund, (the “Fund”), for the period ended December 31, 2010. The Fund, which began operations in Mid-January 2010, has long-term capital appreciation as its primary objective and income as a secondary objective.

ECONOMIC BACKDROP AND PORTFOLIO PERFORMANCE

The Fund’s total return based on net asset value (“NAV”) was 10.52% since inception, assuming reinvestment of dividends. The S&P 500 Total Return Index gained 12.86% during the same period.  The Fund’s return might have been considerably higher if we were not as risk averse throughout the year.  At year-end, for example, the Fund maintained greater than 40% of its net assets in money funds denominated in U.S. dollars because Fund management felt that even with Federal Reserve stimulus there was danger that the U.S. economy could fall back into recession.  At the same time, growth prospects in the developed world, particularly Europe, remained muted as many governments and banks struggled to unwind excessive debt.

Additionally, as inflationary costs continued to rise in the economies of the Emerging Nations, particularly those in Asia in spite of robust growth. China, Brazil and Russia enacted credit tightening measures to deal with that inflation. China increased their US dollar foreign reserves, but slowed down their purchases of US Treasury debt.  When the Federal Reserve creates debt at the same time that our Nation runs a massive fiscal deficit, entities need to show up at our government’s periodic debt auctions.  In the recent past, auctions of US government securities have relied increasingly on foreign purchasers - most notably the Chinese. The interest paid on the debt, until recently, offset any possible deterioration of the principal.  With massive issuance of debt, confidence has been shaken in our long-term ability to honor those obligations without printing our way out of the problem. Foreign purchasers have begun to figure this game out. We purchase their goods and services and run trade deficits, and in exchange they take back a growing mountain of debt that pays them an insufficient amount of real interest to compensate for the risk. When the Federal Reserve decided that it had to intervene with further stimulus, much to the Fed’s dismay, longer term interest rates began to rise to reflect the reality that the US is exporting inflation.  The response from our trading partners initially is money tightening. Their next response, though, has been to demand greater fiscal responsibility and higher interest rates.  Higher rates can choke off the fragile US recovery and dampen returns in global markets.  For the time being, the Fed’s quantitative easing program has succeeded in convincing US treasury investors to move off the sidelines into the equity markets.  The Fed claims that they have the situation under control. The orchestrated policy that has made investments in the U.S. equity market appear to be more attractive on a relative basis is, in our opinion, responsible for a large part of the improved price level of the US equity markets in the latter four months of 2010.

In our opinion, the Federal Reserve is akin to a theatre-ticket seller that convinces the patron standing in line to enter the theatre and take a seat, even though there is a smell of smoke.  When asked if it is safe to enter the patron is told not to worry, “We have a fire extinguisher and besides you can get a seat near the exit if things really get bad.”  God forbid anyone yells fire. The patron might find that the doors may not open or are not wide enough to let everyone out when the flames get closer. In this analogy, the panic that would ensue would not have been worth the risk of buying a ticket.

Deflationary forces are still clearly evident in spite of Federal Reserve policy of creating more and more debt to counter them.  You need not look much further than housing where there are few signs of a rebound; and unemployment and underemployment remain stubbornly above 16%.  The Federal Reserve’s dual mandate is price stability and full employment.  Neither objective has been accomplished in spite of the creation of over $3,000,000,000,000 in stimulus in one form or another.  The Bernanke-led Fed believes that they need to redefine price stability by creating inflation of 2% while holding short-term interest rates at near zero.  The goal of this plan appears to be to reinvigorate “animal spirits” of investors in risk assets - creating a wealth effect that encourages consumers to spend, businesses to invest, bankers to lend, and investors to feel better and more confident about the future. We are asked to trust that they will know when the economy has recovered enough that they can stop the stimulus when we get back to normal. There is little evidence, in our minds, that they deserve our confidence. For the better part of 2010 we decided that a fire could develop at any time inciting a panic. We have stood by the open door and watched the performance from outside. Like many value investors we believe that a margin of safety should guide our investment decisions.

PORTFOLIO OVERVIEW

Throughout 2010 we remained skeptical that a policy of “credit-easing” narrowly focused on pumping “liquidity” for banks and financial institutions would do anything to counter deflation without consequences.  Massive injections of “thin-air” fiat paper money were intended to buoy up risk assets, and encourage trading in the stock market.  It may work in the short run, but we think the indirect consequences of creating inflation will be a debasement of the currency.  A potential outcome could be mistrust in our currency among our trading partners, and even political instability and social unrest at home and abroad. The very idea that we somehow can create debt securities for the rest of the world to purchase, without ever intending to pay off these debts in money that will hold its purchasing power is, in our opinion, folly.

This dynamic is also a detriment for savers, those on fixed income, the under-privileged, and future generations.   History tells us that debasing the currency in some past empires has led to their downfall and the establishment of a “New World Order”.  Countries have gone to war in the hope that successful conquest will bring them the spoils that improve their balance sheets. Since we won World War II, the United States has enjoyed privileged status and convinced the rest of the world that the dollar should be the World’s reserve currency. We strengthened our military presence, involved ourselves in countless skirmishes, made deals with despots, undertook “Nation Building” and appeased our allies often with payments disguised as foreign aid.    In the last thirty years we financed payments using credit creation with the cooperation of our citizenry and the rest of the world.  At the same time our elected officials promised everyone a share of the American Dream, most of which was accomplished by deficit financing and credit creation. In the last ten years we began to learn that the rest of the world is less willing to accept subservience.  Our leadership position has slipped badly.  Our ability to lead the world has been seriously undermined by policies that continue to reward failure, and fail to hold anyone accountable for destroying industries, threatening viability of foreign sovereignties and financial institutions, and misallocating capital. There is no question that the world is less secure as a consequence of failed leadership.

PORTFOLIO ALLOCATION

At year end our assets were positioned to reflect our beliefs that the U.S. has all the earmarks of a failed monetary system accompanied by fiscal irresponsibility, and the denial of reality by its political leaders.

Our allocation as a percentage of net asset value was as follows:

Diversified Common Equities

44.4%

Closed End Funds & Exchange Traded Funds

15.2%

Cash & Cash Equivalents

40.4%

The 15.2% of net assets devoted to Investment Companies and ETFs represented 4.3% of total net assets invested in bond funds, most of which were convertible securities and 10.9% in equities and precious metals trusts.

Taking this into account the net assets at year-end were allocated as follows:

Diversified Common Equities

51.9%

Cash, Cash Equivalents and Precious Metals Trusts

43.8%

Bond Funds and Convertible Debentures

  4.3%

The Table showing our top holdings by industry depicts the 11 categories that made up our holdings, with no industry accounting for as much as 6% of the total net portfolio.  However, when we categorize the assets to include shares of companies engaged in mining, natural resources (including oil and gas) and precious metals trusts we find 14.4% devoted to entities with a claim on assets that normally appreciate in inflationary times. It was this sector that contributed most to the Fund’s overall performance in 2010. In addition the Fund realized gains on the sale of companies that were acquired.  Most notably there were realized gains of $ 136,080 from Osteotech, Inc., and $ 44,551 from Roctest, Ltd.; returns of (72.9%) and (117.7%) respectively. Another notable gain was realized in Molycorp, Inc. in the amount of $93,605, (146.7%).

We ended the year with nearly 40.4 % in cash and equivalents which in retrospect may have weighed down our overall performance. We also anticipated that the market would be far more volatile than it turned out to be.

We do not share Wall Street’s conventional belief that the global economy has recovered sufficiently to justify the price level of equities generally, particularly in the developed world (U.S. and Europe). As value investors, we maintain a cautious posture. We continue to emphasize tactical allocation to cash in spite of the lack of yield as a means to mitigate risk.   During the year we asked that you remain patient while we took a cautious stance during this heightened period of uncertainty.  While we researched and analyzed numerous candidates for inclusion in the Fund, we did find some that had the attributes that we believe represent long range value at acceptable prices.  In the second half of 2010 we found comfort in securities that produced earnings from mining precious metals, exploration and production of oil and natural gas, forest products, and paper. We also focused on some well-known large capitalization companies whose shares were out of favor - and some with dividend yields higher than long-term US Treasuries.  We also sought out companies that provide unique products or services with healthy balance sheets that, with expected earnings improvement, could appreciate.  Investments in  closed end funds selling at discounts to their net asset values gave the portfolio diversification, both by sector and geography.  (Please see the attached geographic diversification chart). Not surprisingly, there was also a yield component which helped our overall net asset performance. While income is a secondary objective of the Fund there is much to say about getting paid by the companies we have chosen, while we wait.

PORTFOLIO DISTRIBUTION

The returns from certain of our holdings came from net realized gains from securities transactions including options writing.  The Fund paid a $.27/share short-term capital distribution on December 29, 2010 to shareholders of record on December 28, 2010. We make an attempt at neutralizing the tax impact of our distributions by offsetting realized gains whenever practical.

MARKET REVIEW

During the Fund’s first year our patience was tested and we approached investing with caution.  We believed that investors would behave rationally. Interest rates on Treasuries would rise as the economy improved, bonds, including those issued by the Treasury would lose principal value as the yield curve steepened and equities would only perform relatively well if the Nation dealt with its structural issues.  There was considerable uncertainty about the mid-term elections, and there was a growing consensus that the cyclical recovery was tepid at best.   Deflation would be the primary focus of the Government as it attempted to get the banks to lend and unemployment would stay high.  Deleveraging the massive debts incurred by borrowers of all types: governmental, sovereign nations, consumer and corporate continued to weigh on the pace of economic recovery.

During May and June it became apparent that the looming debt crisis, particularly in Europe, and the continued deterioration in real estate markets were apt to produce a slow- down in GDP growth with continued high levels of unemployment, slackened demand and underutilization of industrial capacity. The debt burden further fed the anxiety of an already-fearful consumer.  Adding to the uncertainty is the role that European Nations are compelled to play as a result of problems in the banking system as they tried to avoid sovereign default and hold together a currency bloc backed by Euros.   In spite of global structural imbalances the market backdrop wasn’t all gloom and doom. Many corporations and businesses slimmed down during the crises of the last few years and delivered earnings gains which were impressive. By the second half of 2010 corporations built inventories because the Federal Reserve signaled that it would enact a $600 billion stimulus which further inspired confidence in the business community. This turned out to be just enough to meet tepid demand growth.

ISSUES AND CHALLENGES FOR 2011-2012

While the near-term focus domestically will remain on deflationary forces in the housing market and unemployment, we believe the bigger issues will be in the international arena.  Lest we forget, we are engaged in two costly wars and have budget deficits that need to be financed by our trading partners, many of whom have their own problems. We believe that international tensions will grab center stage and further complicate the investment landscape.  Adding to the mix is the realization that we can’t afford the growing costs of health care and entitlement programs.  Further, there appears to be no “margin of safety” if we pursue the wrong policies to counterbalance inflationary trends that we see developing.  We fear that corporate earnings will lose momentum as the cost of necessities rises. We are preparing for a 1970s economy of stagflation defined as inflation with continued unemployment and underutilization of capacity. This “worst of all worlds” has interest rates rising while the economy slows down. The scenario is more and more likely if the Fed’s quantitative-easing program continues beyond June.   We expect the US equity markets will continue the rally that began in September 2010, become overvalued and correct in the latter half of 2011. The cornerstone of value investing is focus on reality, not hype.

In our view once a policy of money creation is adopted it is near impossible to reverse course.  In short the Fed has created a culture that rewards irresponsibility and keeps everyone dependent upon an illusion that it is safe to speculate and buy risky assets because the “Fed has your back”.  We do not feel that this forms the basis for a sustainable recovery.

The rise in equity markets, which foretold a recovery, would need to pause before we would have some confidence that what we are investing in would provide a return commensurate with the risk.  There is a gnawing suspicion that we have used government stimulus to replace the normal cyclical rebound in the private sector while not dealing with numerous structural imbalances. At the heart of the debate is how to deal with major issues of financing Social Security, Medicare, Medicaid, and health reform, using a financial system that itself begs for meaningful reform. Instead of reigning in abuse the Congress passed and the President signed a watered-down bill that leaves much to future interpretation by regulators and politicians.  The bill did nothing to address the misallocation of resources by the banks, Wall Street shadow banks, Fannie Mae and Freddie Mac with the complicity of the Federal Reserve, the rating agencies, the regulators and Congress. No one has been held accountable. Meanwhile, the national debt stands at over $13,000,000,000,000 and is forecast to grow by at least $1,500,000,000,000 in the next fiscal year and for as far as the eye can see. We have now passed the point of no return and the tug of war between deflationary forces and inflation continues.  In a deflation, asset values spiral down and unravel, debts collateralized by assets of dubious value go unpaid and un-honored.

Credit, if available, is rationed, jobs become scarce, cash is hoarded, innovation is stifled, austerity trumps consumption and the economy stagnates. Policy makers relish the opportunity to play the blame game. And as the song says “the beat goes on.” Political considerations become the major factor affecting economic business decisions creating uncertainty in global markets. In times like this, emotions override rational behavior while investors long for the relative normalcy of the “Good Old Days”.   Sadly, nothing seems normal about what has been labeled the “New Normal.”

OUTLOOK AND STRATEGY

There are two hearts beating inside of us. One that listens to rational economics instead of hype, and one that responds to market trends in an attempt to capitalize on them.  It is times like these that tempt investors to become traders.  If we try to separate reality from the wishful portrayal of economic conditions better known as Government statistics we find inconsistencies. For example, inflation reports that ignore the rapid rise of core inflation in food and energy or unemployment statistics that drop off people no longer looking for jobs. It is entirely possible that these inconsistencies are intentional contrivances to make people feel better. It works for a time but eventually truth wins out. We believe that it is better to know the truth, than to buy into the lie.

We believe that the aftermath of deleveraging initially, will unleash deflationary forces that are not easily overcome by monetary stimulus. The Federal Reserve holds a different view, i.e. that more debt needs to be created, price stability can be targeted, interest rates can remain low, and that deficits can be fought by changes in fiscal policy and Fed action.  The markets have less and less confidence in orchestrated central bank initiatives and as a result economies in the developed world may not grow at above historic trend.  We tend to listen to the markets rather than political pundits and muddled thinking optimists. It is times like these that turn skeptics into cynics. For the time being, we believe we will see a period where investor euphoria overtakes disillusionment. We have decided to continue our “go-slow” approach because the economic environment lacks clarity and we mistrust the spin. Rather than take-on risk, we have opted for a more balanced approach with, we hope, less portfolio volatility.

In the coming months we believe that our strategy to focus on companies with strong balance sheets, above-average discretionary cash-flows, and an ability to pay dividends in a yield-starved world will provide the impetus to attract capital as investors gradually gravitate from the supposed safety of low interest Government bonds toward quality equities - particularly those in international markets.

As such, we have identified and invested in a number of sectors that are indicative of our near and intermediate term focus.

Essentially, there are four principal areas and three central themes:

PRINCIPAL AREAS

•

Precious Metals and Hard Assets

•

Companies with Yield for downside protection

•

Special Situations

•

Option Candidates

CENTRAL THEMES

•

Investments in individual companies and closed-end funds that represent holdings in infrastructure assets that are selling at discounts to their intrinsic values and distribute assets periodically.

•

Investments in companies with abundant cash flows and significant balance sheet assets particularly in technology.

•

Investments in companies in energy and health care that we believe sell at distressed prices.

We have begun to put some of our cash assets to work in assets which, historically, have done well, particularly when there is debasement of currencies, i.e. precious metals and bullion trusts and trusts that invest in a basket of commodities.

In the year ahead we intend to build on these themes in the belief that certain international businesses will be beneficiaries in either a deflation or inflationary environment. We also expect to devote more attention to natural resource assets and manufacturing rather than services.

We believe that one of the great appeals of a small non diversified fund is the flexibility for management to take advantage of opportunities that come about because of market misperceptions or become available due to company specific issues.  We feel one advantage of our Fund is the ability to use time-tested valuation methodologies across the board in reviewing companies of all sizes in all industries no matter where they operate geographically and to determine values against a benchmark or standard. This process is useful not only in researching issues for inclusion in the portfolio but to monitor already existing portfolio holdings.

In the years ahead you should also know that we are excited by believing our quest to identify promising companies that sell at discounts to their expected long-term value should result in the construction of a unique actively managed portfolio.

ADVOCACY AND ACTIVISM

We are not content with just holding issues and hoping that the market will one day recognize them for what they are.  This Fund is not intended to follow the Field of Dreams concept that if you build it they will come.  Many of our investments may require recognition that shareholders have a voice – offering applause for a job well done, and criticism when called for.  The process of bringing out perceived value may require our work on your behalf. The Fund finds itself as an outside passive minority investor in most cases.  As such, you might think that we have little ability to influence management behavior and or board action. Surprisingly, that is not always the case.  Constructive suggestions on how to benefit our portfolio companies and their shareholders are often well-received. We believe that our advocacy and activist stance will, as time goes on, contribute to our overall performance. We urge you to go to the Fund’s website www.investmentpartnersfunds.com and Investment Partners Asset Management’s website www.investmentpartners.com to follow our advocacy and activist efforts. We look forward to demonstrating how we redefine value investing in the months ahead.

Sincerely,

Frank J. Abella, Jr.

Frank (“Jay”) Abella, III

Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

IPOFX Allocation by Region as of 12/31/2010
as a percentage of Net Asset Value

US	$2,876,074	29%
Canada	$1,604,101	16%
Switzerland	$94,780	1%
Israel	$169,480	2%
China	$203,173	2%
Asia-Pacific	$245,207	3%
Australia	$153,600	2%
Global	$491,834	5%
Cash Equivalents	$3,958,249	40%

NAV:	$9,796,498	100%

Investment Partners Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2010

The Fund's performance figures* for the period ending December 31, 2010, compared to its benchmarks:

Since Inception **
Investment Partners Opportunities Fund - Class A	10.52%
Investment Partners Opportunities Fund - Class A with load	4.16%
S&P 500 Total Return Index	12.86%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-390-0440

** Inception date is January 15, 2010.

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry	% of Net Assets
Closed-End Mutual Funds	13.7%
Software	5.8%
Oil & Gas	5.7%
Mining	5.3%
Telecommunications	4.3%
Internet	2.8%
Forest Products & Paper	2.7%
Miscellaneous Manufacturing	2.2%
Computers	2.1%
Healthcare - Products	1.7%
Other	13.3%
Cash & Cash Equivalents	40.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010
Shares		Value
	COMMON STOCK - 43.6%
	BEVERAGES - 1.0%
21,964	SkyPeople Fruit Juice, Inc. *	$ 101,693

	BIOTECHNOLOGY - 1.0%
15,600	Celera Corp. *	98,280

	COMMERCIAL SERVICES - 0.8%
113,400	Hooper Holmes, Inc. *	79,947

	COMPUTERS - 2.1%
1,000	International Business Machines Corp.	146,760
44,726	Rainmaker Systems, Inc. *	61,722
		208,482
	ELECTRIC - 1.7%
8,000	Brookfield Infrastructure Partners LP	168,400

	ENVIRONMENTAL CONTROL - 0.3%
2,000	Calgon Carbon Corp. *	30,240

	FOOD - 1.1%
6,000	Sara Lee Corp.	105,060

	FOREST PRODUCTS & PAPER - 2.7%
3,500	Domtar Corp.	265,720

	HEALTHCARE-PRODUCTS - 1.7%
16,632	Syneron Medical Ltd. *	169,480

	INTERNET - 2.8%
10,000	eBay, Inc. *	278,300

	MINING - 5.3%
13,900	Gold Wheaton Gold Corp. *	71,029
15,000	North American Palladium Ltd. *	104,100
5,000	Silver Wheaton Corp. *	195,200
12,000	Yamana Gold, Inc.	153,600
		523,929
	MISCELLANEOUS MANUFACTURING - 2.2%
40,000	Eastman Kodak Co. *	214,400

	OFFICE/BUSINESS EQUIPMENT - 1.4%
12,000	Xerox Corp.	138,240

	OIL & GAS - 5.7%
2,000	Chevron Corp.	182,500
70,000	Constellation Energy Partners LLC *	194,600
22,500	Provident Energy Trust	178,875
		555,975
	PHARMACEUTICALS - 1.4%
5,000	Bristol-Myers Squibb Co.	132,400

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
	December 31, 2010
Shares		Value
	REITS - 1.6%
7,500	Whiterock Real Estate Investment Trust *	$ 152,396

	SEMICONDUCTORS - 0.7%
8,000	Micron Technology, Inc. *	64,160

	SOFTWARE - 5.8%
28,300	Bridgewater Systems Corp. *	244,099
54,545	Novell, Inc. *	322,906
		567,005
	TELECOMMUNICATIONS - 4.3%
32,000	Motorola Solutions, Inc. *	290,240
30,000	Sprint Nextel Corp. *	126,900
		417,140

	TOTAL COMMON STOCK ( Cost - $3,791,010)	4,271,247

	EXCHANGE TRADED FUNDS - 2.3%
	ASSET ALLOCATION FUND - 1.0%
4,000	WisdomTree Dreyfus Chinese Yuan Fund *	101,480

	COMMODITY FUND - 1.3%
3,000	iShares Silver Trust *	90,540
3,000	Sprott Physical Gold Trust *	37,035
		127,575

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $191,962)	229,055

	INVESTMENT COMPANIES - 13.7%
	CLOSED-END FUNDS - 13.7%
16,000	Aberdeen Asia-Pacific Income Fund, Inc.	108,000
11,155	Aberdeen Global Income Fund, Inc.	137,207
3,000	Bell Aliant Regional Communications Income Fund *	78,360
7,400	Canadian Energy Convertible Debenture Fund	73,970
15,990	Cohen & Steers Infrastructure Fund, Inc.	262,556
5,000	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	52,650
10,000	Faircourt Gold Income Corp.	106,496
5,500	First Asset Diversified Convertible Debenture Fund	96,239
6,000	Precious Metals Bullion Trust	98,411
17,226	S&P Quality Rankings Global Equity Managed Trust	229,278
7,000	Swiss Helvetia Fund, Inc.	94,780
	TOTAL INVESTMENT COMPANIES ( Cost - $1,230,126)	1,337,947

	TOTAL INVESTMENTS - 59.6% ( Cost - $5,213,098) (a)	$ 5,838,249
	OTHER ASSETS LESS LIABILITIES - 40.4%	3,958,249
	NET ASSETS - 100.0%	$ 9,796,498

*	Non-income producing security
	REIT - Real Estate Investment Trust
(a)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $5,247,059 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 671,547
	Unrealized depreciation:	(80,357)
	Net unrealized appreciation:	$ 591,190

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS
Investment securities:
At cost	$ 5,213,098
At value	$ 5,838,249
Cash	4,495,293
Dividends and interest receivable	18,134
Prepaid expenses	15,585
TOTAL ASSETS	10,367,261

LIABILITIES
Payable for investments purchased	537,693
Fees payable to other affiliates	7,183
Investment advisory fees payable	3,150
Distribution (12b-1) fees payable	2,889
Accrued expenses and other liabilities	19,848
TOTAL LIABILITIES	570,763
NET ASSETS	$ 9,796,498

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	9,117,257
Accumulated net investment loss	(10,467)
Accumulated net realized gain from investments, options written
and foreign currency transactions	64,498
Net unrealized appreciation (depreciation) on investments and
foreign currency translations	625,210
NET ASSETS	$ 9,796,498

Net Asset Value Per Share:
Class A Shares:
Shares of beneficial interest outstanding	908,418
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share	$ 10.78
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$ 11.44

(a)

On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2010 (a)

INVESTMENT INCOME
Dividends (Net of $6,242 foreign taxes withheld)	$ 90,638
Interest	18,341
TOTAL INVESTMENT INCOME	108,979

EXPENSES
Investment advisory fees	119,744
Administrative services fees	48,627
Professional fees	30,480
Distribution (12b-1) fees	27,940
Transfer agent fees	27,858
Accounting services fees	23,286
Compliance officer fees	15,714
Registration fees	14,147
Printing and postage expenses	6,247
Trustees' fees and expenses	6,129
Custodian fees	4,566
Insurance expense	109
Other expenses	2,003
TOTAL EXPENSES	326,850
Fees waived by the Advisor	(107,271)
NET EXPENSES	219,579

NET INVESTMENT LOSS	(110,600)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments transactions	345,050
Options written	32,716
Foreign currency transactions	42
Net realized gain from investments, options written and foreign currency transactions	377,808

Distributions of realized gains from underlying investment companies	2,428

Net change in unrealized appreciation from:
Investments	625,151
Foreign currency translations	59
Net change in unrealized appreciation from investments and foreign currency translations	625,210

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	1,005,446

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 894,846

(a) Investment Partners Opportunities Fund commenced operations on January 15, 2010.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended
December 31, 2010 (a)
OPERATIONS
Net investment loss	$ (110,600)
Net realized gain from investment transactions, options written and
foreign currency transactions	377,808
Distributions of realized gains from underlying investment companies	2,428
Net change in unrealized appreciation on investments
and foreign currency translations	625,210
Net Increase in Net Assets Resulting From Operations	894,846

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(240,605)
Net decrease in net assets from distributions to shareholders	(240,605)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	8,973,320
Net asset value of shares issued in
reinvestment of distributions to shareholders	239,440
Payments for shares redeemed	(70,503)
Net increase in net assets from shares of beneficial interest	9,142,257

INCREASE IN NET ASSETS	9,796,498

NET ASSETS
Beginning of Period	-
End of Period*	$ 9,796,498
* Includes accumulated net investment loss of:	$ (10,467)

SHARE ACTIVITY
Class A Shares:
Shares Sold	893,213
Shares Reinvested	22,212
Shares Redeemed	(7,007)
Net increase in shares of beneficial interest outstanding	908,418

(a) Investment Partners Opportunities Fund commenced operations on January 15, 2010.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

		Class A
		Period Ended
		December 31, 2010 (1)

Net Asset Value, Beginning of Period		$ 10.00
Income (loss) from investment operations:
	Net investment loss (2)	(0.14)
	Net realized and unrealized
	gain on investments	1.19
Total from investment operations		1.05

Less distributions from:
	Net realized gains	(0.27)
Total from distributions		(0.27)

Net Asset Value, End of Period		$ 10.78

Total return (3,4)		10.52%

Ratios/Supplemental Data
	Net assets, end of period (000s)	$ 9,796
	Ratio of gross expenses to average net assets (5,6)	4.09%
	Ratio of net expenses to average net assets (5,6)	2.75%
	Ratio of net investment loss to average net assets (5,6,7)	(1.39)%
	Portfolio Turnover Rate (3)	124%

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Total return shown assumes reinvestment of distributions.
(5)	Annualized.
(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses
	of the underlying investment companies in which the Fund invests.
(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.

ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective. The Fund commenced operations on January 15, 2010.

The Fund currently offers Class A shares only. Class C shares of the Funds are currently not available. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2010 for the Fund’s investments measured at fair value:

Investments *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,271,247	$ -	$ -	$ 4,271,247
Exchange Traded Funds	229,055	-	-	229,055
Mutual Funds	1,337,947	-	-	1,337,947
Total	$ 5,838,249	-	-	$ 5,838,249

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented.

* Refer to the Portfolio of Investments for industry classification.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2010. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended December 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $8,859,879 and $3,991,831, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal coarse of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the period ended December 31, 2010, the Fund had net gains of $32,716, which is included in net realized gain from options written in the Statement of Operations.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the period ended December 31, 2010, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of period	-	$ -
Options written	1264	66,165
Options closed	-	-
Options exercised	(520)	(33,449)
Options expired	(744)	(32,716)
Options outstanding, end of period	-	$ -

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Investment Partners Asset Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2011, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the period ended December, 31 2010 the Advisor waived fees of $107,271.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.75% of average daily net assets for Class A. If Fund Operating Expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the period ended December 31, 2010, pursuant to the Plan, Class A shares paid $27,940.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

During the year ended December 31, 2010, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and T.R. Winston & Company received $27,184 in trade commissions.

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $36,000* or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

* Fee will increase to $40,000 per annum in January 2011.

GFS has agreed to waive $500 per month or $6,000 annually of its fee. This agreement may be terminated at any time.

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,300* plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

* Fee will increase to $27,000 per annum in January 2011.

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.  The annual minimum is $16,200* per class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

* Fee will increase to $18,000 per annum in January 2011.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended December 31, 2010, the Fund incurred expenses of $15,714 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. For period ended December 31, 2010, GemCom collected amounts totaling $2,958 for EDGAR and printing services performed. Such fees would be included in the line item marked “Printing and postage expenses” on the Statement of Operations in the shareholder report.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

The difference between the book basis and tax basis character of distributions for the period ended December 31, 2010 is primarily attributable to the treatment of short-term capital gain distributions to ordinary income distributions for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax treatment of short-term capital gains.  The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, passive foreign investment companies, real estate investment trusts and Canadian income trusts.

Permanent book and tax differences, primarily attributable to non-deductible expenses, Canadian income trusts and real estate investment trusts adjustments and net operating losses, resulted in reclassification for the period ended December 31, 2010 as follows: a decrease in paid in capital of $25,000; a decrease in accumulated net investment losses of $100,133; and a decrease in accumulated net realized gain from security transactions of $75,133.

6. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

7.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Investment Partners Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Investment Partners Opportunities Fund, (the “Fund”) a series of shares of beneficial interest of the Northern Lights Fund Trust, including the portfolio of investments, as of December 31, 2010, the related statements of operations and changes in net assets and the financial highlights for period January 15, 2010 (commencement of operations) through December 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Partners Opportunities Fund as of December 31, 2010, and the results of its operations, the changes in its net assets, and its financial highlights for the period January 15, 2010 through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

            BBD, LLP

Philadelphia, Pennsylvania

March 1, 2011

Investment Partners Opportunities Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2010

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Investment Partners Opportunities Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2010	12/31/2010	7/1/2010 – 12/31/10*
Actual	$1,000.00	$1,127.70	$14.75
Hypothetical (5% return before expenses)	$1,000.00	$1,011.34	$13.94

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2010

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan (66) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)(1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	73
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010); Greenwich Advisors Trust and Global Real Estate Fund	73
Gary W. Lanzen (56) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company)(2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	73
Mark H. Taylor (46) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member, Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	73
Interested Trustees and Officers
Michael Miola** (58) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. (since 2003) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.	73

Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2010

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Emile R. Molineaux (48)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and  CCO, Northern Lights Compliance Services, LLC  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004). Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

James P. Ash (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Secretary since 2006

Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).

Other Directorships: N/A

N/A

James Colantino (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2006

Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Other Directorships: N/A

N/A

Erik Naviloff (42)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2009

Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.

Other Directorships: N/A

N/A

Richard Gleason (33)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Manager of Fund Administration, Gemini Fund Services, LLC (since 2008);

Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).

Other Directorships: N/A

N/A

Dawn Borelli (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).

Other Directorships: N/A

N/A

Lynn Bowley (52)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC .

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-390-0440.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us. The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.

One Highland Avenue

Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $13,500

(b)

Audit-Related Fees

2010 -  None

(c)

Tax Fees

2010 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date  03/07/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date     03/07/2011

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

03/07/2011